EVENTS AFTER THE REPORTING DATE	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS AFTER THE REPORTING DATE

The following events occurred subsequent to December 31, 2018:

•	On February 19, 2019, the Company announced that Gerald Panneton resigned as the President & Chief Executive Officer, and a director of the Company. John Lee, Chairman and former Chief Executive Officer of the Company, was appointed to serve as Interim President & Chief Executive Officer. Also, in February 2019, the Company announced resignation of Louis Dionne as a director of the Company.

•	On March 7, 2019, the Company announced the appointment of Michael Doolin as the Company’s Chief Operating Officer and interim Chief Executive Officer, effective April 1, 2019. In this role, Mr. Doolin will manage Prophecy’s worldwide operations while collaborating with Prophecy’s executive chairman John Lee on investor marketing, fundraising and the Company’s overall strategic direction.